UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2006
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541
49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (406) 756-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
          As described in its press release, dated August 3, 2006, and in its final prospectus, dated August 4, 2006 and filed on August 4, 2006 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), Glacier Bancorp, Inc. (the “Company”) entered into an underwriting agreement on August 3, 2006 (the “Underwriting Agreement”) with D.A. Davidson & Co. (the “Underwriter”) providing for the offer and sale in a firm commitment offering of 900,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), sold by the Company at a price to the public of $30.50 per share ($29.4325 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted to the Underwriter a 30-day option to purchase up to an additional 100,000 shares of the Company’s Common Stock to cover over-allotments, if any.
          In the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.
          A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
          On August 3, 2006, the Company announced that the Company had priced a public offering of 900,000 shares. The Company has also granted the Underwriter a 30-day option to purchase up to an additional 100,000 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
          In accordance with General Instruction B.2.of Form 8-K, the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing
Item 9.01 Financial Statements and Other Exhibits
          (c) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 3, 2006, between Glacier Bancorp, Inc. and D.A. Davidson & Co.

99.1	Press Release, issued August 3, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2006	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick

Michael J. Blodnick
President and Chief Executive Officer